SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report: December 8, 2003
(Date of earliest event reported)

AKAMAI TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-27275	04-3432319

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8 Cambridge Center, Cambridge, Massachusetts 02142
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (617) 444-3000

Item 9. Regulation FD Disclosure
SIGNATURE
EX-99.1 PRESS RELEASE DATED 12-8-2003

Item 9. Regulation FD Disclosure

     On December 8, 2003, Akamai Technologies, Inc. issued a press release in which it affirmed certain financial guidance for the fourth quarter ending December 31, 2003 that was previously issued in connection with its third quarter investor conference call. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

     The information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 8, 2003	AKAMAI TECHNOLOGIES, INC

	By:	/s/ Robert Cobuzzi

Robert Cobuzzi, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated December 8, 2003